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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this amendment to the Registration Statement on Form S-1 of our report dated March 12, 2003 relating to the financial statements of Isolagen, Inc. which appear in such Registration Statement and Prospectus. We also consent to the reference to us under the heading "Experts" in such Registration Statement and Prospectus.

/s/ Pannell Kerr Forster of Texas, P.C.
Houston, Texas
November 17, 2003